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AMERANT BANCORP ANNOUNCES CARLOS IAFIGLIOLA AS CHIEF FINANCIAL OFFICER
Coral Gables, FL (May 18, 2020) – Amerant Bancorp Inc. (NASDAQ: AMTB and AMTBB) announced today that Carlos Iafigliola has been named Executive Vice President and Chief Financial Officer (CFO). Mr. Iafigliola has served as interim CFO since March 16, 2020 and has been with Amerant since 2004.
Prior to being appointed interim CFO, Mr. Iafigliola served in various management positions, including Senior Vice President and Treasury Manager since 2015. He has been responsible for balance sheet management and overall supervision of the Company’s treasury functions, including management of the investment portfolio, professional funding, and relationships with regulatory agencies and financial markets participants.
“Carlos has an exceptionally broad range of expertise in all facets of the financial arena,” said Millar Wilson, Vice-Chairman and CEO of Amerant. “He has been an integral part of our organization for 16 years, working with the executive management team to advance our strategic vision. He has done an outstanding job as interim CFO, and we look forward to his leadership in this new role.”
“It is a privilege to work with a team of such consummate professionals,” adds Iafigliola. “As an organization, we are well-positioned to continue executing our growth strategy as a community bank, while adapting to continuous challenges and adding value to our customers, employees, communities, and shareholders.”
Iafigliola earned a degree in Economics from Universidad Católica Andrés Bello in Caracas, Venezuela in 1998 and a Masters in Finance from Instituto de Estudios Superiores de Administración (IESA) in 2003.
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Cautionary Notice Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including, without limitation, future results, our ability to continue our growth strategy and adapt to continuous challenges while adding value to our customers, employees, communities and shareholders and, in general, all statements with respect to our objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” and other similar words and expressions of the future.
Forward-looking statements, including those as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2019, our quarterly report on Form 10-Q for the quarter ended March 31, 2020 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov.

About Amerant Bancorp Inc.
Amerant Bancorp Inc. is a bank holding company headquartered in Coral Gables, Florida. The Company operates through its subsidiaries, Amerant Bank, N.A. (the “Bank”), Amerant Investments, Inc., Amerant Trust, N.A, and Elant Bank and Trust Ltd. The Company provides individuals and businesses in the U.S., as well as select international clients, with deposit, credit and wealth management services. The Bank, which has operated for over 40 years, is the largest community bank headquartered in Florida. The Bank operates 27 banking centers – 19 in South Florida, 8 in the Houston, Texas area, and loan production offices in Dallas, Texas and New York, New York. For more information, please visit www.amerantbank.com or https://investor.amerantbank.com.